Exhibit 10.3

AMENDMENT NO. 4

TO

REGISTRATION RIGHTS AGREEMENT

AMENDMENT NO. 4 TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”), dated as of May 13, 2008, made among ITC^DeltaCom, Inc., a Delaware corporation (the “Company”), and each person listed on the signature pages hereof under the heading “WCAS Securityholders.”

WITNESSETH:

WHEREAS, the parties to this Amendment wish to amend the Registration Rights Agreement, dated as of October 6, 2003 and amended as of December 4, 2003, July 26, 2005 and July 31, 2007 (the “Agreement”), among the Company, the persons listed on the signature pages thereof under the heading “WCAS Securityholders” and the other parties to such agreement, as hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Effectiveness. This Amendment shall be effective as of the date set forth in the preamble of this Amendment.

2. Amendment to Section 1 of Agreement. The definition of “TCP Registration Rights Agreement” set forth in Section 1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“TCP Registration Rights Agreement” means the Registration Rights Agreement, dated as of July 26, 2005, as amended as of July 31, 2007 and May 13, 2008, among the Company and the other Persons listed on the signature pages thereof.

3. Amendment to Section 15 of Agreement. The second sentence of Section 15 of the Agreement is hereby amended and replaced in its entirety to read as follows:

“The Holders agree for purposes of this Section 15 that the TCP Registration Rights Agreement is not inconsistent with the rights of the Holders hereunder.”

4. Miscellaneous. This Amendment shall not constitute an amendment or modification of any provision of the Agreement not expressly referred to herein. Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Agreement shall remain unchanged and in full force and effect. This Amendment may be executed in counterparts, all of which shall together constitute a single agreement.

5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT

OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth in the first paragraph hereof.

COMPANY:

ITC^DELTACOM, INC.

By:	/s/ J. Thomas Mullis
Name:	J. Thomas Mullis
Title:	Senior Vice President – Legal and Regulatory

WCAS SECURITYHOLDERS:

WCAS CAPITAL PARTNERS III, L.P.

By:	WCAS CP III Associates L.L.C., General Partner

By:	/s/ Jonathan M. Rather
Name:	Jonathan M. Rather
Title:	Managing Member

WELSH, CARSON, ANDERSON & STOWE VIII, L.P.

By:	WCAS VIII Associates LLC, General Partner

By:	/s/ Jonathan M. Rather
Name:	Jonathan M. Rather
Title:	Managing Member

Individual investors and trusts:

By:	/s/ Jonathan M. Rather
Jonathan M. Rather, as Attorney-in-fact for the individual investors listed below:
Patrick J. Welsh
Russell L. Carson
Bruce K. Anderson
Andrew M. Paul
Thomas E. McInerney
Robert A. Minicucci
Anthony J. de Nicola
Paul B. Queally
D. Scott Mackesy
Sanjay Swani
James Matthews
Laura VanBuren
Sean Traynor
John Almeida
Eric J. Lee
Jonathan M. Rather
IRA – f/b/o James Matthews
IRA f/b/o Jonathan M. Rather

/s/ Jill A. Hanau
Jill A. Hanau

Other trusts:

The Bruce K. Anderson 2004 Irrevocable Trust

By:	/s/ Mary Anderson
Name:	Mary Anderson
Title:	Trustee

The Patrick Welsh 2004 Irrevocable Trust

By:	/s/ Carol A. Welsh
Name:	Carol A. Welsh
Title:	Trustee

Patrick J. Welsh Tr UA 05 09 05

By:	/s/ Patrick Welsh
Name:	Patrick Welsh
Title:	Trustee